Exhibit 10.2
Loan No. WB13991
ASSUMPTION AND MODIFICATION AGREEMENT
(Long Form)
THIS ASSUMPTION AND MODIFICATION AGREEMENT (Long Form) (“Modification Agreement”) is executed to be effective as of August 3, 2011 by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association as successor-by-merger to Wachovia Bank, National Association, a national banking association (“Lender”), COP-MONROE, LLC, a Florida limited liability company (“Progress Way Borrower”), COP-CARTER, LLC, a Florida limited liability company (“Winter Garden Borrower”), COP-HANGING MOSS, LLC, a Florida limited liability company (“Hanging Moss Borrower”) and COP-GOLDENROD, LLC, a Florida limited liability company (“Goldenrod Borrower”, and individually and collectively with Progress Way Borrower, Winter Garden Borrower and Hanging Moss Borrower, referred to herein as “Existing Borrower” or “Existing Borrowers”), COP-SHOEMAKER, LLC, a Delaware limited liability company (“Shoemaker Borrower”), and COP-SOUTH INDUSTRIAL, LLC, a Delaware limited liability company (“South Industrial Borrower”, and collectively with Shoemaker Borrower, “Additional Borrowers”). Additional Borrowers shall herein be referred to individually and collectively with Existing Borrowers as “Borrowers.”
A.	Existing Borrowers and Lender entered into that certain Loan Agreement dated as of November 13, 2007 (as amended by that certain Extension Agreement (Long Form), that certain First Letter Agreement, that certain Second Letter Agreement, and that certain Third Letter Agreement, described below, the “Loan Agreement”). Pursuant to the Loan Agreement, Lender agreed to make a loan (the “Loan”) to Existing Borrowers in the principal amount of Twenty-Two Million Four Hundred Twenty Thousand Five Hundred and No/100 Dollars ($22,420,500.00) for the purposes set forth therein. The following documents, each of which is dated as of November 13, 2007, were executed in connection with the Loan (among others):
1.	That certain Promissory Note evidencing the Loan executed by Existing Borrowers to the order of Lender, in the original principal amount of $22,420,500.00 (the “Existing Note”).

2.	The following mortgages were executed by one or more Existing Borrowers, as mortgagor, in favor of Lender, as mortgagee (collectively referred to herein as the “Existing Deeds of Trust”):
a.	That certain Mortgage, Assignment, Security Agreement and Fixture Filing, executed by Progress Way Borrower, as Mortgagor, in favor of Lender, as Mortgagee, and recorded in the Official Records of Seminole County, Florida, as Clerk’s # 2007162863, on or about November 20, 2007, as amended by that certain Extension Agreement (Short Form) dated as of November 13, 2009 (the “Seminole County Short Form”), executed by and between Lender and Existing Borrowers and recorded in the Official Records of Seminole County, Florida, as Clerk’s #2009138154 on or about December 7, 2009;

b.	That certain Mortgage, Assignment, Security Agreement and Fixture Filing, executed by Winter Garden Borrower, as Mortgagor, in favor of Lender, as Mortgagee, and recorded in the Official Records of Orange County, Florida, as Instrument No. 20070760342, on or about November 20, 2007, as amended by that certain Extension Agreement (Short Form) dated as of November 13, 2009 (the “Orange County Short Form”), executed by and between Lender and Existing Borrowers and recorded in the Official Records of Orange County, Florida, as Document No. 20090708153 on or about December 4, 2009;

c.	That certain Mortgage, Assignment, Security Agreement and Fixture Filing, executed by Hanging Moss Borrower, as Mortgagor, in favor of Lender, as Mortgagee, and recorded in the

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Official Records of Orange County, Florida, as Instrument No. 20070760305, on or about November 20, 2007, as amended by the Orange County Short Form; and

d.	That certain Mortgage, Assignment, Security Agreement and Fixture Filing, executed by Goldenrod Borrower, as Mortgagor, in favor of Lender, as Mortgagee, and recorded in the Official Records of Orange County, Florida, as Instrument No. 20070760372, on or about November 20, 2007, as amended by the Orange County Short Form;
3.	That certain Limited Guaranty (the “Guaranty”), executed by Cornerstone Core Properties REIT, Inc., a Maryland corporation, Cornerstone Realty Advisors, LLC, a Delaware limited liability company, and Cornerstone Operating Partnership, L.P., a Delaware limited partnership (individually and collectively, “Guarantor”), in favor of Lender;

4.	That certain Environmental Indemnity Agreement (the “Existing Environmental Indemnity”) executed by Existing Borrowers and Guarantor, in favor of Lender.
B.	Subsequently, Existing Borrowers and Lender entered into that certain Extension Agreement (Long Form) dated as of November 13, 2009 (the “Extension Agreement (Long Form)”). Pursuant to the Extension Agreement (Long Form), among other things, Lender confirmed that the Existing Borrowers successfully exercised their option to extend the Maturity Date to November 13, 2010 pursuant to Section 2.4 of the Loan Agreement.

C.	Subsequently, Existing Borrowers and Lender entered into (i) that certain letter agreement dated as of October 21, 2010 (the “First Letter Agreement”), which, among other things, extended the maturity of the Note to February 13, 2011, (ii) that certain letter agreement dated as of February 23, 2011 (the “Second Letter Agreement”), which, among other things, extended the maturity of the Note to May 13, 2011, and (iii) that certain letter agreement dated as of April 14, 2011 (the “Third Letter Agreement”, and collectively with the First Letter Agreement and the Second Letter Agreement, the “Letter Agreements”), which, among other things, extended the maturity of the Note to August 13, 2011.

D.	Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

E.	As of the date of this Modification Agreement, prior to the Required Principal Payment (as described below), the outstanding principal balance of the Loan is Fifteen Million Eight Hundred Sixty Thousand and No/100 Dollars ($15,860,000.00). Existing Borrowers are not entitled to any further disbursements of loan proceeds under the Loan Documents.

F.	As used in this Modification Agreement, the term “Loan Documents” means the Loan Agreement, the Amended and Restated Note (as defined below), the Deeds of Trust (as defined below), the Environmental Indemnity (as defined below), the Guaranty, the Extension Agreement (Long Form), the Seminole County Short Form, the Orange County Short Form, the Letter Agreements, the Short Forms (as defined below), the Shoemaker Environmental Indemnity Agreement (as defined below), the South Industrial Environmental Indemnity Agreement (as defined below), and the other “Loan Documents” described in the Loan Agreement. This Modification Agreement also shall constitute a Loan Document.

G.	Additional Borrowers desire to assume all of Existing Borrowers’ obligations to Lender under the Loan Documents. Additional Borrowers and Existing Borrowers have requested that Lender (i) consent to the assumption by Additional Borrowers of all of Existing Borrowers’ obligations under the Loan Documents, without limiting Existing Borrowers’ obligations to Lender in any respect, which obligations shall continue in full force and effect without offset as if Additional Borrowers did not exist, and (ii) consent to the addition of

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the Shoemaker Property and the South Industrial Property, each as defined below, as Collateral under the Loan, all upon the terms and conditions set forth herein.
NOW, THEREFORE, with reference to the foregoing information, and in consideration of the mutual covenants and agreements contained in this Modification Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender agree as follows:
1.	REPRESENTATIONS AND WARRANTIES. Borrowers represent and warrant, as of the Effective Date (as defined in Section 2.17 below) that:
1.1 REPRESENTATIONS. The statement of facts set forth above is true and correct, and is hereby incorporated herein as an agreement of Borrowers and Lender. Existing Borrowers hereby represent and warrant to Lender that (a) to Existing Borrowers’ actual knowledge, no Event of Default or Unmatured Event of Default has occurred and is continuing that would not otherwise be cured by the effectiveness of this Modification Agreement, and (b) all representations and warranties of Existing Borrowers contained in the Loan Agreement or in any of the other Loan Documents (as the Loan Agreement and such other Loan Documents are amended hereby) are true and correct as of the date hereof, except to the extent that such representations or warranties were made as of a specific date, in which case such representation or warranty was true and correct as of such date. Existing Borrowers reaffirm all of their obligations under the Loan Documents and relating to any Swap Contracts, and Existing Borrowers acknowledge that they have no claims, offsets or defenses with respect to the payment of sums due under the Existing Note or under any Swap Contracts. Without limiting the foregoing, Borrowers reaffirm Lender’s right, following the occurrence and during the continuance of any Event of Default, to apply any and all payments made by Borrowers or otherwise received by Lender with respect to the Loan and any Swap Contracts between any one or more Borrowers and Lender, including without limitation all proceeds received from the sale or liquidation of any collateral, to the obligations owing by Borrowers under the Loan Documents and Swap Contracts in such order and manner deemed appropriate by Lender in its sole discretion, and Borrowers acknowledge that they shall have no right to direct Lender as to such application or designate the portion of the obligation to be satisfied.
2.	MODIFICATION OF LOAN DOCUMENTS. The Loan Agreement (and the other Loan Documents) are hereby supplemented and modified to incorporate the following terms, which shall supersede and prevail over any conflicting provisions (which modifications shall be effective as of the Effective Date (except as otherwise indicated):
2.1	DEFINITIONS.
a.	The following definitions (i) are hereby added to Section 1.1 of the Loan Agreement and/or (ii) amend and restate, in their entirety, the existing definitions contained in Section 1.1 of the Loan Agreement, as applicable:

“Carry Constant” shall mean the ratio for which the numerator is the Net Operating Income of the Projects, and the denominator is the Outstanding Loan Amount.

“County” shall mean each County in each state where one of the Properties is located.

“Deed of Trust” or “Deeds of Trust” shall collectively mean each Mortgage, Assignment, Security Agreement and Fixture Filing, each Deed of Trust, Assignment, Security Agreement and Fixture Filing, and each Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing executed by any Borrower, as mortgagor, and naming Lender, as

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mortgagee, creating a first priority lien on a Property, the Improvements, and all other buildings, fixtures and improvements now or hereafter owned or acquired by a Borrower and situated on such Property, and all rights and easements appurtenant thereto, securing indebtedness and obligations pursuant to the Loan Documents and any Swap Contracts with Lender or its Affiliates, all in form and substance acceptable to Lender, as such deeds of trust or mortgages may be amended, modified, supplemented, renewed and restated from time to time.

“Net Operating Income” shall mean, as of a particular date of determination, an amount equal to (a) the contractually scheduled rental payments from the Projects based on executed Leases with tenants that (i) have taken physical occupancy (or have delayed taking physical occupancy solely to allow for the completion of tenant improvement build-outs), (ii) have commenced rental payment (or have not yet commenced rental payment solely as a result of a free rent period provided for under the Lease), and (iii) have not defaulted or made a claim of any offset or right to terminate due to any default by the landlord under the applicable Lease, for the twelve (12) month period immediately following the date of determination, plus (b) the sum of (i) expense reimbursements actually received from the Projects (from tenants under leases that are included in the calculation of rental payments under the foregoing clause (a)) for the twelve (12) month period immediately preceding the date of determination, and (ii) Lender’s reasonable good faith estimate of the expense reimbursements to be paid under any new Leases (which would be included in the calculation of rental payments under the foregoing clause (a)) for the twelve (12) month period immediately following the date of determination, minus (c) non-capital operating expenses for the twelve (12) month period immediately preceding the date of determination.

“Outstanding Loan Amount” shall mean, as of a particular date of determination, all principal amounts then owing under the Loan and the Loan Documents.

“Projects” shall collectively mean the Goldenrod Project, the Hanging Moss Project, the Progress Way Project, the Winter Garden Project, the South Industrial Project, and the Shoemaker Project.

“Properties” shall mean, collectively the Goldenrod Property, the Hanging Moss Property, the Progress Way Property, the Winter Garden Property, the South Industrial Property, and the Shoemaker Property.

“Shoemaker Project” shall mean the Shoemaker Property and the Improvements thereon.

“Shoemaker Property” shall mean the real property described in Exhibit A-5 attached hereto.

“South Industrial Project” shall mean the South Industrial Property and the Improvements thereon.

“South Industrial Property” shall mean the real property described in Exhibit A-6 attached hereto.”
2.2 REDUCED COMMITMENT. Notwithstanding anything else to the contrary in the Loan Documents, following the Required Principal Payment (as defined below), as of the Effective Date, the maximum loan amount available to Borrowers under the Loan shall be reduced from $15,860,000.00 to $15,360,000.00 (the “Reduced Commitment”), and Borrowers shall not be entitled to any further disbursements of Loan proceeds. At no time during the term of the Loan shall the outstanding amounts owing under the Loan exceed the Reduced Commitment. Any amounts repaid under the Loan may not be re-borrowed.

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2.3 AMENDED AND RESTATED NOTE. On or prior to the Effective Date, Borrowers shall execute and deliver to Lender that certain Amended and Restated Promissory Note in the face principal amount of $15,360,000.00 (the “Amended and Restated Note”), dated as of even date herewith, to the order of Lender, which amends, restates and replaces the Note, in its entirety. Any reference in any of the Loan Documents to the Note shall hereby be deemed to be a reference to the Amended and Restated Note.
2.4 INTEREST. Sections 2.3(a), (b) and (c) of the Loan Agreement are hereby deleted in their entirety and replaced with the following:
“(a) Interest Rate. Borrower shall pay to Lender interest on the Loan as specified in the Note.

(b) Intentionally Deleted.

(c) Intentionally Deleted.”
2.5 MATURITY DATE; EXTENSION OPTIONS. The Maturity Date is hereby extended from August 13, 2011 to February 13, 2012. All amounts outstanding under the Loan shall be due and payable no later than this extended Maturity Date. Any references in any of the Loan Documents to the Maturity Date in any of the Loan Documents shall refer to the Maturity Date as hereby extended. Borrowers shall have the option to extend the term of the Loan (the “First Extension”) from the Maturity Date (for purposes of this Section, the “Original Maturity Date”) to February 13, 2013 (for purposes of this Section, the “First Extension Maturity Date”), and upon the expiration of the First Extension, Borrowers shall have the option to further extend the term of the Loan (the “Second Extension”) from the First Extension Maturity Date to February 13, 2014 (for purposes of this Section, the “Second Extension Maturity Date”), each such Extension being subject to the satisfaction of each of the following conditions precedent:
a.	Borrowers shall provide Lender with written notice of Borrowers’ irrevocable request to exercise their option to extend the Maturity Date not more than ninety (90) days but not less than forty five (45) days prior to (i) the Original Maturity Date, in the case of the First Extension, and (ii) the First Extension Maturity Date, in the case of the Second Extension;

b.	As of the date of Borrowers’ delivery of notice of request to exercise their option to extend, and as of the date of the commencement of the applicable Extension, no Event of Default or Unmatured Event of Default shall have occurred and be continuing, and Borrowers shall so certify in writing to the best of their knowledge;

c.	Immediately prior to the commencement of each Extension, Borrowers shall pay to Lender an extension fee equal to one-half of one percent (0.5%) of the then-outstanding principal balance of the Loan;

d.	The then existing Loan-to-Value Ratio of the Loan does not exceed (i) sixty-seven percent (67%) of the appraised value of the Projects based on an updated Appraisal of the Projects to be ordered by Lender at Borrowers’ expense, determined as of a date within 90 days prior to the Original Maturity Date, in the case of the First Extension; or (ii) sixty-five percent (65%) of the appraised value of the Projects based on an updated Appraisal of the Projects to be ordered by Lender at Borrowers’ expense, determined as of a date within 90 days prior to the First Extension Maturity Date, in the case of the Second Extension, provided, however, if the Loan-to-Value Ratio (as determined by Lender) is not adequate to meet the required Loan-to-Value Ratio, then Borrowers may pay down the outstanding principal balance of the Loan such that the required Loan-to-Value Ratio is met;

Loan No. WB 13991
e.	The Projects shall have achieved a Carry Constant of at least (i) ten and one-half percent (10.5%) as of a date within 90 days prior to the Original Maturity Date, in the case of the First Extension, or (ii) eleven percent (11%) as of a date within 90 days prior to the First Extension Maturity Date, in the case of the Second Extension, provided, however, if the Carry Constant (as determined by Lender) is not adequate to meet the required Carry Constant, then Borrowers may pay down the outstanding principal balance of the Loan such that the required Carry Constant is met.
Notwithstanding the foregoing, the Second Extension may not come into effect unless the First Extension shall have been in effect. If each of the foregoing conditions precedent are satisfied, and the Original Maturity Date is extended as provided above to the First Extended Maturity Date or the Second Extended Maturity Date, as applicable, as used herein and in the other Loan Documents, the term “Maturity Date” shall thereafter mean the First Extended Maturity Date or the Second Extended Maturity Date, as applicable.
2.6 INFORMATION AND STATEMENTS. Sections 10.8(a) and 10.8(c) of the Loan Agreement are hereby deleted in their entirety and replaced with the following:
“(a) as soon as the same are available, and in any event within one hundred (100) days after the end of each quarterly period (beginning each January 1 to March 31, April 1 to June 30, July 1 to September 30, and October 1 to December 31), a copy of the current financial statements of each Guarantor, prepared in accordance with generally accepted accounting principals consistently applied, which shall consist of (1) a balance sheet as of the end of the relevant fiscal period, (2) statements of income and expenses of each Guarantor for such fiscal period (together, in each case, with the comparable figures for the corresponding period of the previous fiscal year), (3) statements of income and expenses and changes in financial position of each Project for such fiscal period (together, in each case with comparable figures for the corresponding period of the previous fiscal year), and (4) cash flow statements of Guarantor (and financial statements for each such Guarantor shall be certified by an officer of Guarantor). In addition to the preceding, each of the foregoing documents shall be delivered to Lender with respect to each Borrower at the end of each quarterly period (beginning each January 1 to March 30, April 1 to June 30, July 1 to September 30; and each October 1, to December 31), as soon as the same are available, and in any event within 45 days after the end of each fiscal quarter.
(c) monthly property reports which shall consist of an income statement, balance sheet, and rent roll for each of the Projects for the preceding month, in form and detail satisfactory to Lender, within 30 days after the close of each month;”
2.7 GUARANTY. The first sentence of Section 31(b) of the Guaranty is hereby deleted in its entirety and replaced with the following:
“The “Remargin Amount” shall be the amount by which (a) the sum of the total aggregate indebtedness then owing under the Loan Documents or (if foreclosure has already occurred) outstanding at the time of foreclosure (and regardless of and without any deduction for the amount bid at any foreclosure sale), exceeds (b) (i) seventy percent (70%) of the collective Completed Value (described below) of each of the Projects as of the Determination Date, if the Determination Date is prior to Borrowers’ exercise of the First Extension (as defined in the Loan Agreement), (ii) sixty-seven percent (67%) of the collective Completed Value of each of the Projects as of the Determination Date, if the Determination Date is during the term of the First Extension, or (iii) sixty-five percent (65%) of the collective Completed Value of each of the

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Projects as of the Determination Date, if the Determination Date is during the term of the Second Extension (as defined in the Loan Agreement).”
2.8 ASSUMPTION OF LIABILITY BY ADDITIONAL BORROWER. As of the Effective Date, Additional Borrowers hereby: (a) assume and agree to pay and perform, jointly and severally with Existing Borrowers, all indebtedness and obligations of the “Borrower” under the Loan Documents, whenever accruing (past, present or future) with the same force and effect as if Additional Borrowers had originally executed and delivered the Loan Documents along with Existing Borrowers; (b) agree to fully and timely perform, jointly and severally with Existing Borrowers, each and every term and condition of the Loan Documents; (c) agree to be bound by all of the conditions and covenants in the Loan Documents; (d) acknowledge that nothing in this Modification Agreement shall affect the priority of the liens of the Deeds of Trust over any other liens and encumbrances affecting the Projects; (f) agree that the Deeds of Trust shall secure all other sums that may be advanced in the future by Lender to Additional Borrowers when such sums are evidenced by one or more promissory notes or other writings stating that they are so secured; and (g) specifically join into and agree to be bound by the terms and conditions of Section 12.28 of the Loan Agreement (the “Joint Borrower Provisions”).
2.9 ADDITION OF SHOEMAKER PROPERTY AND SOUTH INDUSTRIAL PROPERTY. In connection with this Modification Agreement, Shoemaker Borrower shall pledge, as additional Collateral under the Loan, the Shoemaker Property. In connection therewith, Shoemaker Borrower shall execute and deliver to Lender, on or prior to the Effective Date, that certain Deed of Trust, Assignment, Security Agreement and Fixture Filing dated as of even date herewith encumbering the Shoemaker Property (the “Shoemaker Deed of Trust”). Additionally, in connection with this Modification Agreement, South Industrial Borrower shall pledge, as additional Collateral under the Loan, the South Industrial Property. In connection therewith, South Industrial Borrower shall execute and deliver to Lender, on or prior to the Effective Date, that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of even date herewith encumbering the South Industrial Property (the “South Industrial Deed of Trust”, and collectively with the Shoemaker Deed of Trust, the “Additional Collateral Deeds of Trust”). For the avoidance of doubt, the Additional Collateral Deeds of Trust shall constitute “Deeds of Trust”, as such term is defined in the Loan Agreement. In accordance with the terms and provisions thereof, the Additional Collateral Deeds of Trust shall secure, among other things, Existing Borrowers’ and Additional Borrowers’ obligations under the Loan Documents. Additionally, on prior to the Effective Date, Shoemaker Borrower and Guarantor shall execute and deliver to Lender that certain Environmental Indemnity Agreement (the “Shoemaker Environmental Indemnity Agreement”), of even date herewith, with respect to the Shoemaker Property, and, on or prior to the Effective Date, South Industrial Borrower and Guarantor shall execute and deliver to Lender that certain Environmental Indemnity Agreement (the “South Industrial Environmental Indemnity Agreement”), of even date herewith, with respect to the South Industrial Property, each in form and substance satisfactory to Lender. Further, Exhibits A-5 and A-6 attached hereto, which contain descriptions of the Shoemaker Property and the South Industrial Property, respectively, are hereby inserted and attached to the Loan Agreement as Exhibits A-5 and A-6 thereto.
2.10 EXHIBIT D TO LOAN AGREEMENT. Exhibit D to the Loan Agreement is hereby deleted in its entirety and replaced with the Exhibit D attached hereto.
2.11 SECURITY INTEREST. For the purpose of securing all obligations of Additional Borrowers and Existing Borrowers contained in the Loan Documents, Additional Borrowers hereby grant to Lender a security interest in all of their interests in the Shoemaker Property and the South Industrial Property that is personal property and that is now owned or hereafter acquired by Additional Borrowers. Additional Borrowers hereby authorize Lender at any time and from time

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to time to file in any filing office in any UCC jurisdiction one or more financing or continuation statements and amendments thereto, relative to all or any part of the Projects, without the signature of Additional Borrowers where permitted by law. Lender and Additional Borrowers acknowledge and agree that the Guaranty and each Environmental Indemnity continue to not be secured by the Deeds of Trust.
2.12 NO RELEASE OF EXISTING BORROWER. Nothing contained in this Modification Agreement shall constitute a release, waiver, relinquishment or termination of any of Existing Borrowers’ indebtedness or obligations under the Loan Documents. Existing Borrowers hereby ratify, confirm and reaffirm all of such indebtedness and obligations, which remain unmodified (except as modified by this Modification Agreement) and in full force and effect.
2.13 CONSENT TO ASSUMPTION. As of the Effective Date, Lender hereby consents to the assumption by Additional Borrowers of the Loan and of all obligations under the Loan Documents, and the addition of Additional Borrowers to the parties (along with Existing Borrowers) that collectively constitute the “Borrower” under the Loan Agreement and the other Loan Documents. This consent is made solely for the benefit of the parties hereto and shall not be deemed, nor shall the same constitute, a waiver by Lender of any of its rights under any of the Loan Documents. This consent by Lender shall not constitute a consent to any subsequent assignment or transfer and shall not relieve Additional Borrowers, Existing Borrowers or any Person claiming under or through Additional Borrowers or Existing Borrowers of the obligation to obtain Lender’s consent, in accordance with the Loan Agreement, to any future assignment or transfer.
2.14 NO OTHER MODIFICATIONS. Except as expressly set forth in this Modification Agreement, the Loan Documents shall be and remain unmodified and in full force and effect.
2.15 SECURED OBLIGATIONS. The Deeds of Trust and all other Loan Documents which secure Borrowers’ indebtedness and obligations under the Loan Documents (but excluding those documents which expressly do not secure Borrowers’ indebtedness and obligations under the Loan Documents) shall secure, in addition to all other indebtedness and obligations secured thereby, the payment and performance of all present and future indebtedness and obligations of Borrowers under this Modification Agreement, the Amended and Restated Note, and any and all amendments, modifications, renewals and/or extensions of this Modification Agreement or the Amended and Restated Note, regardless of whether any such amendment, modification, renewal or extension is evidenced by a new or additional instrument, document or agreement. Each of the Borrowers acknowledges, agrees and reaffirms that each of the Deeds of Trust secures, in addition to all other indebtedness and obligations stated or specified therein to be secured thereby, (i) all indebtedness and obligations owing under the Loan Agreement, as amended hereby (and as the same may hereafter be further amended or modified from time to time), (ii) all indebtedness and obligations owing under the Amended and Restated Note (as the same may hereafter be further amended or modified from time to time), (iii) all indebtedness and obligations owing under or in connection with any and all Swap Contracts between Wells Fargo Bank, National Association (or its Affiliates and/or successors) and any one or more Borrowers (or their Affiliates), and (iv) all “Obligations,” as that term is defined in each of the Deeds of Trust. The Deeds of Trust shall not secure any Environmental Indemnity, the Guaranty, or any other Loan Document that is expressly stated to be unsecured.
2.16 DEFINITIONS. Except as provided in this Modification Agreement, all references in the Loan Agreement and in the other Loan Documents (i) to the Note shall mean the Amended and Restated Note, (ii) to the Loan Agreement shall mean the Loan Agreement as amended by this Modification Agreement, (iii) to the Environmental Indemnity shall include, without limitation, the Existing Environmental Indemnity, the Shoemaker Environmental Indemnity Agreement and the South Industrial Environmental Indemnity Agreement, (iv) to the Guaranty shall mean the Guaranty as

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amended by this Modification Agreement, (v) to the Deeds of Trust shall include, without limitation, the Existing Deeds of Trust, the Shoemaker Deed of Trust and the South Industrial Deed of Trust, (vi) to Borrower shall mean the Existing Borrowers and the Additional Borrowers, individually and collectively, (vii) to the Loan Documents shall mean the Loan Documents as such term is defined in this Modification Agreement, and (viii) to any particular Loan Document shall mean such Loan Document as modified by this Modification Agreement, and all prior amendments, or any document executed pursuant thereto.
2.17 CONDITIONS PRECEDENT. Before this Modification Agreement becomes effective (the “Effective Date”) and Lender becomes obligated under it, all of the following conditions shall have been either (i) satisfied at Borrowers’ sole cost and expense in a manner acceptable to Lender in the exercise of its sole judgment or (ii) waived by Lender in writing. Once all of the following conditions have been satisfied or waived by Lender in accordance with the foregoing sentence, the Effective Date shall be deemed to be August 12, 2011.
a.	Lender shall have received from Borrowers a principal payment (the “Required Principal Payment”) in the amount of $500,000.00 from Borrowers’ own funds (i.e., not from Loan funds).

b.	Lender shall have received from Borrowers the modification fee in the amount of $37,150.00.

c.	Lender shall have received reimbursement, in immediately available funds, of all costs and expenses incurred by Lender in connection with this Modification Agreement or of any other amounts owing under the Loan.

d.	Lawyers Title Insurance Corporation (“Title Company”) shall have issued and delivered to Lender, or shall have irrevocably and unconditionally committed to issue for the benefit of Lender, such endorsements to the title policies issued in connection with the Existing Deeds of Trust as Lender shall request to insure the validity and continuing first position lien priority of the Deeds of Trust, as amended hereby, including a Modification of Mortgage Endorsement (with no creditor’s rights exception).

e.	Title Company shall have issued and delivered to Lender, or shall have irrevocably and unconditionally committed to issue for the benefit of Lender, such title policies issued in connection with the Additional Collateral Deeds of Trust as Lender shall request to insure the valid and first position lien priority of the Additional Collateral Deeds of Trust, including any endorsements thereto required by Lender in its sole discretion.

f.	Lender shall have received from Additional Borrowers all documents evidencing the formation, organization, valid existence and good standing of Additional Borrowers.

g.	Lender shall have filed UCC-1 financing statements with the applicable Secretary of State’s office to perfect Lender’s security interest in the personal property described in the Shoemaker Deed of Trust and the South Industrial Deed of Trust.

h.	Lender shall have received fully executed originals of this Modification Agreement, the Amended and Restated Note, the Short Forms, the Additional Collateral Deeds of Trust, the Shoemaker Environmental Indemnity Agreement, the South Industrial Environmental Indemnity Agreement, and the Consent of Guarantors attached hereto, any appropriate officer certificates or other certificates requested by Lender, and such other documents and agreements as Lender shall request, all in form and substance satisfactory to Lender.

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i.	Lender shall have received legal opinions issued by counsel for Borrowers, opining as to the due organization, valid existence and good standing of the Additional Borrowers, and the due authorization, execution, delivery, enforceability and validity of this Modification Agreement, the Amended and Restated Note, the Short Forms, the Additional Collateral Deeds of Trust, the Shoemaker Environmental Indemnity Agreement, the South Industrial Environmental Indemnity Agreement with respect to each Borrower.

j.	Borrowers shall have paid Lender’s attorneys fees, and all costs and expenses of recording and issuing all required title policy endorsements.

k.	No change shall have occurred in the financial condition of Borrowers, any Guarantor or in the Projects, which would have, in Lender’s sole judgment, a material adverse effect on the Projects or on Borrowers’ or any Guarantor’s ability to repay the Loan or otherwise perform its obligations under the Loan Documents.

l.	The representations and warranties contained in the Loan Agreement and in all other Loan Documents are true and correct as of the date hereof and as of the Effective Date, except to the extent that such representations or warranties were made as of a specific date, in which case such representation or warranty was true and correct as of such date.

m.	Lender shall have received all documents evidencing the formation, organization and valid existence of the Existing Borrowers and any Guarantor which is an entity (to the extent such documents have been amended from the versions previously sent to Lender or have not previously been delivered to Lender) and the authorization for the execution, delivery, and performance of the Agreement.

n.	No Event of Default or Unmatured Event of Default has occurred and is continuing.
2.18	Post-Closing Obligation. On or prior to fifteen (15) days following the Effective Date, Borrower shall deliver to Lender (i) a filed qualification for Shoemaker Borrower to do business in California, (ii) a good standing certificate for Shoemaker Borrower issued by the California Secretary of State, (iii) a filed qualification for South Industrial Borrower to do business in Arizona, (iv) a good standing certificate for South Industrial Borrower issued by the Arizona Secretary of State.
3.	WARRANTIES. Each Borrower is duly organized and validly existing. Except as previously disclosed in writing by Borrowers to Lender, there have been no changes in the organization, composition, ownership structure or formation documents of any Existing Borrower since the Closing Date. Each Guarantor that is an entity is duly formed and validly existing, and has the power to own its assets, to transact the business in which it is now engaged and to continue to guaranty the Loan. Except as previously disclosed in writing by Borrowers to Lender, there have been no changes in the organization, composition, or ownership of any Guarantor which are entities since the Closing Date.
3.1	ADDITIONAL BORROWER AFFIRMATION: Additional Borrowers hereby acknowledge and agree that:
a.	all of the terms, provisions, covenants, representations, warranties, conditions and stipulations contained in the Loan Documents, and all of “Borrowers’” obligations under the Loan Documents, as assumed hereunder, are hereby ratified and confirmed by Additional Borrowers in all respects, and shall continue to apply with full force and effect to Additional Borrowers from and after the date hereof;

Loan No. WB 13991
b.	all of the representations and warranties made by the “Borrower” under the Loan Documents shall be deemed to be remade by Additional Borrowers as of the date hereof with respect to all matters specified therein and with respect to this Modification Agreement fully as if set forth herein, all of which remain true and correct;

c.	as of the Effective Date, the obligations of “Borrower” under the Loan Documents, as assumed hereunder, are not subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender or compromise;

d.	as of the Effective Date, there are no offsets, defenses or counterclaims to the obligations under the Loan Documents which have been assumed by Additional Borrowers hereunder; and

e.	as of the Effective Date, no Event of Default exists under any of the Loan Documents;

f.	as of the Effective Date, Additional Borrowers have personal knowledge of all terms and conditions of the Loan Documents, and further agree that Lender has no obligation or duty to provide any information to Additional Borrowers regarding the terms and conditions of the Loan Documents. Additional Borrowers further understand and acknowledge that, except as expressly provided in this Modification Agreement, Lender has not waived any right of Lender or obligation of “Borrower” under the Loan Documents and Lender has not agreed to any modification of any provision of any Loan Document or to any extension of the Loan.
4.	NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Modification Agreement shall alter or affect any provision, condition or covenant contained in the Loan Agreement or other Loan Documents or affect or impair any rights, powers or remedies thereunder, and the parties hereto intend that the provisions of the Loan Agreement and other Loan Documents shall continue in full force and effect except as expressly modified hereby.
5.	MISCELLANEOUS. This Modification Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America. The headings used in this Modification Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Modification Agreement. If any provision of this Modification Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed herefrom and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable provision had never been a part hereof. As used in this Modification Agreement, the term “include(s)” shall mean “include(s), without limitation,” and the term “including” shall mean “including, but not limited to.” In the event of any inconsistency between this Modification Agreement and the Loan Documents, this Modification Agreement shall govern.
6.	COUNTERPARTS. The Loan Documents, including this Modification Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein, and supersede all prior negotiations. No reference to this Modification Agreement is necessary in any instrument or document at any time referring to a Loan Document. Any reference to a Loan Document (including in any other Loan Document) shall be deemed a reference to such document as amended hereby.
7.	INTEGRATION; INTERPRETATION. This Modification Agreement contains or expressly incorporates by reference the entire agreement of the parties with respect to the matters contemplated herein and supersedes all prior negotiations or agreements, written or oral, and shall not be modified except by written instrument executed by all parties.

Loan No. WB 13991
8.	GENERAL RELEASE. As further inducement to Lender to enter into this Modification Agreement, Existing Borrowers and each Guarantor (by their execution of the Guarantor’s Consent attached hereto) hereby release Lender as follows:
8.1    Existing Borrowers, each Guarantor and their respective heirs, successors and assigns (collectively, the “Releasing Parties”) do hereby release, acquit and forever discharge Lender of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses of every type, kind, nature, description, or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, which in any way arise out of, are connected with or related to the Loan Documents, this Modification Agreement or any earlier and/or other agreement or document referred to therein or any other action, claim, cause of action, demand, damage or cost of whatever nature as of the Effective Date (collectively, the “Released Claims”).
8.2    The agreement of the Releasing Parties, as set forth in the preceding subparagraph 8.1 shall inure to the benefit of the successors, assigns, insurers, administrators, agents, employees, and representatives of Lender.
8.3    The Releasing Parties have read the foregoing release, fully understand the legal consequences thereof and have obtained the advice of counsel with respect thereto. The Releasing Parties further warrant and represent that they are authorized to make the foregoing release.
8.4    This release is not to be construed and does not constitute an admission of liability on the part of Lender. This release shall constitute an absolute bar to any Released Claim of any kind, whether such claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable. The Releasing Parties specifically agree that any attempt to assert a claim barred hereby shall subject each of them to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action.
8.5    The Releasing Parties acknowledge and agree that they understand the meaning and effect of Section 1542 of the California Civil Code which provides:
“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”
[Remainder of Page Left Intentionally Blank]

Loan No. WB 13991
THE RELEASING PARTIES AGREE TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED, WAIVED AND DISCHARGED BY THIS AGREEMENT. THE RELEASING PARTIES HEREBY WAIVE AND RELINQUISH ALL RIGHTS AND BENEFITS WHICH THEY MIGHT OTHERWISE HAVE UNDER THE AFOREMENTIONED SECTION 1542 OF THE CALIFORNIA CIVIL CODE OR ANY SIMILAR FLORIDA LAW, TO THE EXTENT SUCH LAW MAY BE APPLICABLE, WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT THAT SUCH LAWS MAY BE APPLICABLE, THE RELEASING PARTIES WAIVE AND RELEASE ANY RIGHT OR DEFENSE WHICH THEY MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OF ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF ITS WAIVERS OR RELEASES HEREUNDER.

Progress Way	Winter Garden	Hanging Moss	Goldenrod Borrower’s
Borrower’s	Borrower’s	Borrower’s	Initials
Initials	Initials	Initials

Cornerstone Core	Cornerstone Realty	Cornerstone
Properties, REIT,	Advisors, LLC’s	Operating
Inc.’s Initials	Initials	Partnership, L.P.’s
Initials
[Remainder of Page Left Intentionally Blank]

Loan No. WB 13991
IN WITNESS WHEREOF, Borrowers and Lender have caused this Modification Agreement to be duly executed as of the date first above written.
“LENDER”
WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as successor-by-merger to Wachovia Bank, National Association, a national banking association

By:	/s/ Leslie Baines
Name: Leslie Baines
Title: VP
“BORROWERS”
COP-MONROE, LLC, a Florida limited liability company

By:	COP—ORL ONE, LLC, a Florida limited liability company, its Manager

	By:	Cornerstone Operating Partnership, L.P., a Delaware limited partnership, its Manager

		By:	CORNERSTONE CORE PROPERTIES REIT, INC., a Maryland corporation, its general partner

			By:	/s/ Sharon C. Kaiser
Name: Sharon C. Kaiser
Title: CFO

Loan No. WB 13991

COP-CARTER, LLC, a Florida limited liability company

By:	COP—ORL ONE, LLC, a Florida limited liability company, its Manager

	By:	Cornerstone Operating Partnership, L.P., a Delaware limited partnership, its Manager

		By:	CORNERSTONE CORE PROPERTIES REIT, INC., a Maryland corporation, its general partner

			By:	/s/ Sharon C. Kaiser
Name: Sharon C. Kaiser
Title: CFO

COP-HANGING MOSS, LLC, a Florida limited liability company

By:	COP—ORL ONE, LLC, a Florida limited liability company, its Manager

	By:	Cornerstone Operating Partnership, L.P., a Delaware limited partnership, its Manager

		By:	CORNERSTONE CORE PROPERTIES REIT, INC., a Maryland corporation, its general partner

			By:	/s/ Sharon C. Kaiser
Name: Sharon C. Kaiser
Title: CFO

COP-GOLDENROD, LLC, a Florida limited liability company

By:	COP—ORL ONE, LLC, a Florida limited liability company, its Manager

	By:	Cornerstone Operating Partnership, L.P., a Delaware limited partnership, its Manager

		By:	CORNERSTONE CORE PROPERTIES REIT, INC., a Maryland corporation, its general partner

			By:	/s/ Sharon C. Kaiser
Name: Sharon C. Kaiser
Title: CFO

Loan No. WB 13991

COP-SHOEMAKER, LLC, a Delaware limited liability company

By:	CORNERSTONE CORE PROPERTIES REIT, INC., a Maryland corporation, its Manager

	By:	/s/ Sharon C. Kaiser
Name: Sharon C. Kaiser
Title: CFO

COP-SOUTH INDUSTRIAL, LLC, a Delaware limited liability company

By:	CORNERSTONE CORE PROPERTIES REIT, INC., a Maryland corporation, its Manager

	By:	/s/ Sharon C. Kaiser
Name: Sharon C. Kaiser
Title: CFO
(ALL SIGNATURES MUST BE ACKNOWLEDGED)

Loan No. WB 13991
GUARANTOR’S CONSENT
The undersigned, having read and understood the foregoing Assumption and Modification Agreement (Long Form) (“Agreement”), hereby (i) consent to all of the terms and provisions of the Agreement (including without limitation Sections 2.2, 2.3, 2.5, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12, 2.14, 8 of the Agreement), (ii) agrees that the Agreement does not terminate or diminish any of the obligations of the undersigned to Lender under that certain Limited Guaranty dated November 13, 2007 executed by the undersigned (the “Guaranty”), or under that certain Environmental Indemnity Agreement dated as of November 13, 2007, and executed by the undersigned and Existing Borrowers in favor of Lender (the “Environmental Indemnity Agreement”) and (iii) reaffirms its obligations under the Guaranty and Environmental Indemnity Agreement in light of the Agreement. The undersigned hereby acknowledges and agrees that Lender shall have the right to apply payments received from Borrowers to the Obligations in any manner elected by Lender, even if the manner of application does not reduce at all or to the greatest extent Guarantor’s maximum aggregate obligation under the Guaranty for payment of the Guaranteed Obligations (as defined in the Guaranty). The undersigned, having reread the Guaranty and the Environmental Indemnity Agreement, and with advice of their own counsel, hereby reaffirm and restate all waivers, authorizations, agreements and understandings set forth in the Guaranty and the Environmental Indemnity Agreement, as though set forth in full herein. Capitalized terms used in this consent but not otherwise defined shall have the meanings ascribed to such terms in the Agreement or the Loan Agreement (as defined in the Agreement).
Dated as of: August 3, 2011.
     “GUARANTOR”

“Guarantor”

CORNERSTONE CORE PROPERTIES REIT, INC., a Maryland corporation

By:
Name:
Title:

CORNERSTONE REALTY ADVISORS, LLC, a Delaware limited liability company

By:
Name:
Title:

CORNERSTONE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	CORNERSTONE CORE PROPERTIES REIT, INC., a Maryland corporation, its general partner

By:
Name:
Title:
(ALL SIGNATURES MUST BE ACKNOWLEDGED)

CONSENT

Loan No. WB13991
EXHIBIT A-5
REAL PROPERTY IN THE CITY OF SANTA FE SPRINGS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:
Parcel 1:
That portion of the Southwest quarter of the Northeast quarter of Section 20, Township 3 South, Range 11 West, in the Rancho Los Coyotes, in the City of Santa Fe Springs, County of Los Angeles, State of California, as shown on a copy of Map recorded in Book 41819, Page 141 et seq., Official Records, in the Office of the County Recorder of said County as set forth in the Lot Line Adjustment recorded August 28, 2002 as Document No. 02-2026133, described as follows:
Beginning at the intersection of the Westerly line of said Northeast quarter with the Southwesterly line of the Southern Pacific Railroad Right-of-Way 100 feet wide; thence along said Southwesterly line South 57°13’36” East 163.17 feet; thence South 00°12’23” West 42.00 feet; thence South 01°24’36” West 54.00 feet; thence South 00°12’23” West 62.53 feet; thence South 89°58’44” West 136.31 feet to the Westerly line of said Northeast quarter; thence Northerly along said Westerly line to the Point of Beginning.
Except the Westerly 15.00 feet of said land for roads, railroads and ditches as reserved in the Deed recorded in Book 934, Page 310 of Deeds.
Parcel 2:
That portion of the Southwest quarter of the Northeast quarter of Section 20, Township 3 South, Range 11 West, in the Rancho Los Coyotes, in the City of Santa Fe Springs, County of Los Angeles, State of California, as shown on a copy of Map, recorded in Book 41819, Page 141, et seq., Official Records, in the Office of the County Recorder of said County as set forth in the Lot Line Adjustment recorded August 28, 2002 as Document No. 02-2026133, described as follows:
Beginning at the intersection of the Westerly line of said Northeast quarter with the Southwesterly line of the Southern Pacific Railroad Right-of-Way 100 feet wide; thence along said Southwesterly line South 57°13’36” East, 163.17 feet; thence South 00°12’23” West 42.00 feet; thence South 01°24’36” West 54.00 feet; thence South 00°12’23” West, 62.53 feet to the True Point of Beginning of this description; thence continuing South 00°12’23” West, 180.37 feet; thence South 89°58’44” West, 136.25 feet to the Westerly line of said Northeast quarter; thence Northerly along said Westerly line North 00°11’20” East, 180.37 feet; thence North 89°58’44” East 138.31 feet to the True Point of Beginning.
Except the Westerly 15.00 feet of said land for roads, railroads and ditches, as reserved in the Deed recorded in Book 934, Page 310 of Deeds.
Assessor’s Parcel Number: 7005-001-036 and 7005-001-037

EXHIBIT A-5

Loan No. WB13991
EXHIBIT A-6
REAL PROPERTY IN THE CITY OF TEMPE, COUNTY OF MARICOPA, STATE OF ARIZONA, DESCRIBED AS FOLLOWS:
Lot 26, PALO VERDE INDUSTRIAL PARK, according to Book 105 of Maps, page 31, records of Maricopa County, Arizona.

EXHIBIT A-6

Loan No. WB13991
EXHIBIT D
LEASING CRITERIA

	Maximum		Minimum Initial Rental Rate
**	Footage:	Square	and Annual Rent Increases	Minimum Term

Goldenrod:	5,000		$7.25/sf annually, net, 3% annual increases	2 years

Hanging Moss:	6,000		$7.25/sf annually, net, 3% annual increases	2 years

Progress Way:	6,000		$7.25/sf annually, net, 3% annual increases	2 years

Winter Garden:	3,000		$7.25/sf annually, net, 3% annual increases	2 years

Shoemaker:	5,000		$8.40/sf annually, net, 3% annual increases	2 years

South Industrial:	2,500		$6.12/sf annually, net, 3% annual increases	2 years

**	Notwithstanding the above, lease renewal terms currently set forth in leases existing as of the Closing Date are considered pre-approved

EXHIBIT D

Loan No. WB13991
STATE OF CALIFORNIA       )
                                                   )
COUNTY OF _____________ )
On ____________________, before me, ____________________, a Notary Public, personally appeared ____________________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature _______________________________
STATE OF CALIFORNIA       )
                                                   )
COUNTY OF _____________ )
On ____________________, before me, ____________________, a Notary Public, personally appeared ____________________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature _______________________________
ACKNOWLEDGMENT

Loan No. WB13991
STATE OF CALIFORNIA        )
                                                   )
COUNTY OF _____________ )
On ____________________, before me, ____________________, a Notary Public, personally appeared ____________________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature _______________________________
STATE OF CALIFORNIA       )
                                                   )
COUNTY OF _____________ )
On ____________________, before me, ____________________, a Notary Public, personally appeared ____________________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature _______________________________
ACKNOWLEDGMENT

Loan No. WB13991
STATE OF CALIFORNIA       )
                                                   )
COUNTY OF _____________ )
On ____________________, before me, ____________________, a Notary Public, personally appeared ____________________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature _______________________________
STATE OF CALIFORNIA       )
                                                   )
COUNTY OF _____________ )
On ____________________, before me, ____________________, a Notary Public, personally appeared ____________________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature _______________________________
ACKNOWLEDGMENT

Loan No. WB13991
STATE OF CALIFORNIA       )
                                                   )
COUNTY OF _____________ )
On ____________________, before me, ____________________, a Notary Public, personally appeared ____________________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature _______________________________
ACKNOWLEDGMENT

Loan No. WB13991
AMENDED AND RESTATED PROMISSORY NOTE SECURED BY DEED OF TRUST

$15,360,000.00	Date: August 3, 2011
1.	PROMISE TO PAY. FOR VALUE RECEIVED, the undersigned COP-Monroe, LLC, a Florida limited liability company (“Progress Way Borrower”), COP-Carter, LLC, a Florida limited liability company (“Winter Garden Borrower”), COP-Hanging Moss, LLC, a Florida limited liability company (“Hanging Moss Borrower”), COP-Goldenrod, LLC, a Florida limited liability company (“Goldenrod Borrower”, and collectively with Progress Way Borrower, Winter Garden Borrower and Hanging Moss Borrower, “Original Borrower”), COP-South Industrial, LLC, a Delaware limited liability company, and COP-Shoemaker, LLC, a Delaware limited liability company (collectively with the Original Borrower, “Borrower”) promise(s) to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as successor-by-merger to Wachovia Bank, National Association, a national banking association (“Lender”), at the Minneapolis Loan Center, 608 2nd Ave South, 11th Floor, Minneapolis, MN 55402, or at such other place as may be designated in writing by Lender, the principal sum of FIFTEEN MILLION THREE HUNDRED SIXTY THOUSAND AND NO/100THS DOLLARS ($15,360,000.00) or so much thereof as may from time to time be owing hereunder by reason of advances by Lender to or for the benefit or account of Borrower, with interest thereon, per annum, at the Effective Rate (as hereinafter defined) calculated in accordance with the terms and provisions of the Interest Rate Provisions Agreement attached to this note (“Note”) as Exhibit A (based on a 360-day year and charged on the basis of actual days elapsed). All sums owing hereunder are payable in lawful money of the United States of America, in immediately available funds without offset, deduction or counterclaim of any kind. This Note amends, restates and replaces, in its entirety, that certain Promissory Note dated as of November 13, 2007, executed by Original Borrower to the order of Lender in the principal face amount of $22,420,500.00 (as amended, the “Existing Note”). This Note is not intended to, nor shall it be construed to, constitute a novation of the Existing Note or the obligations contained therein. All sums previously paid under the Existing Note have been earned by and shall be retained by Lender. All sums currently owing under the Existing Note shall be deemed to be transferred to and owing under this Note.

2.	INTEREST; PRINCIPAL. Interest accrued on this Note shall be due and payable on the 1st Business Day of each month commencing with the first month after the date of this Note. Notwithstanding anything to the contrary contained in this Note or the Interest Rate Provisions Agreement attached to this Note as Exhibit A, in no event shall the interest rate on the outstanding principal balance of this Note at any time be less than four and one-half percent (4.50%) per annum based on a 360-day year and charged on the basis of actual days elapsed (“Interest Rate Floor”). Notwithstanding the foregoing, if Borrower and Lender now or hereafter enter into an interest rate swap transaction in connection with this Note, THEN, for the duration of such interest rate swap transaction, the Interest Rate Floor shall not apply to so much of the principal balance of this Note as is equal to the notional amount of such interest rate swap transaction. On the 1st Business Day of each month commencing with the first month after the date of this Note, Borrower shall make a principal payment to Lender in the amount of $30,000.00 each.
DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $53,760 HAVE BEEN PURCHASED AND AFFIXED TO THE
MEMORANDUM OF MODIFICATION AGREEMENT AMENDING MORTGAGE SECURING THIS NOTE

Loan No. WB13991
3.	MATURITY DATE. The outstanding principal balance of this Note, together with all accrued and unpaid interest, shall be due and payable in full on February 13, 2012 (“Maturity Date”), as such Maturity Date may be extended pursuant to the terms and conditions of Section 2.5 of that certain Assumption and Modification Agreement (Long Form) dated as of even date herewith executed by Borrower and Lender (the “Assumption and Modification Agreement”). Principal amounts outstanding hereunder, upon which repayment obligations exist and interest accrues, shall be determined by the records of the Lender, which shall be deemed to be conclusive in the absence of clear and convincing evidence to the contrary presented by Borrower.

6.	SECURED BY DEED OF TRUST. This Note is secured by, among other things, the Deeds of Trust (as defined in the Loan Agreement referenced below) and the other Loan Documents as defined in that certain Loan Agreement dated as of November 13, 2007, executed by Original Borrower and Lender as amended by that certain Extension Agreement dated as of November 13, 2009 executed by Original Borrower and Lender, that certain letter agreement dated as of October 21, 2010 executed by Original Borrower and Lender, that certain letter agreement dated as of February 23, 2011 executed by Original Borrower and Lender, that certain letter agreement dated as of April 14, 2011 executed by Original Borrower and Lender, and the Assumption and Modification Agreement (as the same may be further amended or restated from time to time, the “Loan Agreement”). Capitalized terms used herein and not defined shall have the meanings set froth in the Loan Agreement. Reference is made to the Loan Agreement for a description of the terms and conditions upon which advances may be made under this Note and repayment of the indebtedness evidenced by this Note may be accelerated.

7.	INTENTIONALLY DELETED.

8.	LATE CHARGE. If any interest or principal payment required hereunder is not received by Lender (whether by direct debit or otherwise) on or before the 15th calendar day of the month (regardless of whether the 15th day falls on a Saturday, Sunday or legal holiday) in which it becomes due, Borrower shall pay, at Lender’s option, a late or collection charge equal to 5% of the amount of such unpaid payment (“Late Charge”).

9.	PREPAYMENT. Borrower may prepay the principal amount outstanding under this Note and accrued interest thereon, in whole or in part, at any time without charge. Partial prepayments of principal shall be accompanied by accrued interest on the amount prepaid through the date of prepayment and, if applicable, a One-Month LIBOR Rate Price Adjustment (as defined in Exhibit A). Lender shall not be obligated to re-advance to Borrower any sums prepaid by Borrower, whether prepaid voluntarily or involuntarily pursuant to the terms of any Loan Document.

10.	INTENTIONALLY DELETED.

11.	ACCELERATION. If: (a) Borrower shall fail to pay when due any sums payable hereunder; or (b) an Event of Default occurs under any Deed of Trust or under any obligation secured thereby, or under any other Loan Document; THEN Lender may, at its sole option, declare all sums owing under this Note immediately due and payable; provided, however, that if any document related to this Note provides for automatic acceleration of payment of sums owing hereunder, all sums owing hereunder shall be automatically due and payable in accordance with the terms of that document.

12.	JOINT AND SEVERAL LIABILITY. If this Note is executed by more than 1 person or entity as Borrower, the obligations of each such person or entity shall be joint and several. No person or entity shall be a mere accommodation maker, but each shall be primarily and directly liable hereunder. Section 12.28 of the Loan Agreement (the “Joint Borrower Provisions”) is by this reference incorporated herein in its entirety.

13.	WAIVER. Except as otherwise provided, Borrower waives: presentment; demand; notice of dishonor; notice of default or delinquency; notice of acceleration; notice of protest and nonpayment; notice of costs, expenses or losses and interest thereon; notice of late charges; and diligence in

Loan No. WB13991
taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note.

14.	TIME OF THE ESSENCE. Time is of the essence with respect to every provision hereof.

15.	GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the state of Florida is located, except to the extent preempted by federal laws.

16.	COMMERCIAL USE; MAXIMUM RATE PERMITTED BY LAW. Borrower hereby represents that this loan is for commercial use and not for personal, family or household purposes. It is the specific intent of the Borrower and Lender that this Note bear a lawful rate of interest, and if any court of competent jurisdiction should determine that the rate herein provided for exceeds that which is statutorily permitted for the type of transaction evidenced hereby, the interest rate shall be reduced to the highest rate permitted by applicable law, with any excess interest heretofore collected being applied against principal or, if such principal has been fully repaid, returned to Borrower on demand.

17.	LENDER’S DAMAGES. Borrower recognizes that its default in making any payment as provided herein or in any other Loan Document as agreed to be paid when due, or the occurrence of any other Event of Default hereunder or under any other Loan Document, will require Lender to incur additional expense in servicing and administering the Loan, in loss to Lender of the use of the money due and in frustration to Lender in meeting its other financial and loan commitments and that the damages caused thereby would be extremely difficult and impractical to ascertain. Borrower agrees (a) that an amount equal to the Late Charge plus the accrual of interest at the Default Rate (as defined in Exhibit A) is a reasonable estimate of the damage to Lender in the event of a late payment, and (b) that the accrual of interest at the Default Rate following any other Event of Default is a reasonable estimate of the damage to Lender in the event of such other Event of Default, regardless of whether there has been an acceleration of the loan evidenced hereby. Nothing in this Note shall be construed as an obligation on the part of Lender to accept, at any time, less than the full amount then due hereunder, or as a waiver or limitation of Lender’s right to compel prompt performance.

18.	WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS NOTE OR ANY OTHER LOAN DOCUMENT, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION HEREOF OR THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER AND LENDER OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND BORROWER HEREBY AGREES AND CONSENTS THAT LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER TO THE WAIVER OF ANY RIGHT BORROWER MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

19.	EXHIBITS. All exhibits, schedules or other items attached hereto are incorporated into this Note by such attachment for all purposes.

20.	NOTICES. All notices or other communications required or permitted to be given pursuant to this Note shall be given to the Borrower or Lender at the address and in the manner provided for in the Loan Agreement, except as otherwise provided herein.

Loan No. WB13991
21.	INTEGRATION. The Loan Documents contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Lender in writing.
IN WITNESS WHEREOF, this Note has been executed as of the date first above written.

“Borrower” COP-MONROE, LLC, a Florida limited liability company
By:	COP–ORL ONE, LLC, a Florida limited liability company,
its Manager

By:	Cornerstone Operating Partnership, L.P., a
Delaware limited partnership, its Manager

By:	CORNERSTONE CORE PROPERTIES REIT,
INC., a Maryland corporation, its general
partner

By:
Name:
Title:

COP-CARTER, LLC, a Florida limited liability company
By:	COP–ORL ONE, LLC, a Florida limited liability company,
its Manager

By:	Cornerstone Operating Partnership, L.P., a
Delaware limited partnership, its Manager

By:	CORNERSTONE CORE PROPERTIES REIT,
INC., a Maryland corporation, its general
partner

By:
Name:
Title:

Loan No. WB13991

COP-HANGING MOSS, LLC, a Florida limited liability company
By:	COP-ORL ONE, LLC, a Florida limited liability company, its Manager

By:	Cornerstone Operating Partnership, L.P., a
Delaware limited partnership, its Manager

By:	CORNERSTONE CORE PROPERTIES REIT, INC., a Maryland corporation, its general partner

By:
Name:
Title:

Loan No. WB13991

COP-GOLDENROD, LLC, a Florida limited liability company
By:	COP—ORL ONE, LLC, a Florida limited liability company, its Manager

By:	Cornerstone Operating Partnership, L.P., a
Delaware limited partnership, its Manager

By:	CORNERSTONE CORE PROPERTIES REIT, INC., a Maryland corporation, its general partner

By:
Name:
Title:

COP-SHOEMAKER, LLC, a Delaware limited liability company
By:	CORNERSTONE CORE PROPERTIES REIT, INC., a Maryland corporation, its Manager

By:
Name:
Title:

COP-SOUTH INDUSTRIAL, LLC, a Delaware limited liability company
By:	CORNERSTONE CORE PROPERTIES REIT, INC., a Maryland corporation, its Manager

By:
Name:
Title:

Loan No. WB13991
EXHIBIT A
INTEREST RATE PROVISIONS AGREEMENT
Exhibit A to Amended and Restated Promissory Note Secured by Deed of Trust (“Note”), dated August 3, 2011, made by COP-Monroe, LLC, a Florida limited liability company (“Progress Way Borrower”), COP-Carter, LLC, a Florida limited liability company (“Winter Garden Borrower”), COP-Hanging Moss, LLC, a Florida limited liability company (“Hanging Moss Borrower”), COP-Goldenrod, LLC, a Florida limited liability company (“Goldenrod Borrower”, and collectively with Progress Way Borrower, Winter Garden Borrower and Hanging Moss Borrower, “Original Borrower”), COP-South Industrial, LLC, a Delaware limited liability company, and COP-Shoemaker, LLC, a Delaware limited liability company, as Borrower, to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as successor-by-merger to Wachovia Bank, National Association, a national banking association, as Lender.
R E C I T A L S
Borrower understands that absent the terms and conditions hereof, it would be extremely difficult to calculate Lender’s additional costs, expenses, and damages in the event of a Default or prepayment by Borrower hereunder. Given the above, Borrower agrees that the provisions herein (including, without limitation, the One-Month LIBO Rate Price Adjustment defined below) provide for a reasonable and fair method for Lender to recover its additional costs, expenses and damages in the event of a Default or prepayment by Borrower.
1.	RATES AND TERMS DEFINED. Various rates and terms not otherwise defined herein are defined and described as follows:

“Business Day” is a day of the week (but not a Saturday, Sunday or holiday) on which the offices of Lender are open to the public for carrying on substantially all of Lender’s business functions.

“Default Rate” is a rate of interest per annum five percent (5%) in excess of the applicable Effective Rate in effect from time to time.

“Effective Rate” is the rate of interest calculated in accordance with Section 2 below.

“Federal Funds Rate” is, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Lender from three Federal Funds brokers of recognized standing selected by Lender.

“Loan Agreement” is that certain Loan Agreement dated as of October 13, 2007 executed by Original Borrower and Lender, as amended by that certain Extension Agreement dated as of November 13, 2009 executed by Original Borrower and Lender, that certain letter agreement dated as of October 21, 2010 executed by Original Borrower and Lender, that certain letter agreement dated as of February 23, 2011 executed by Original Borrower and Lender, that certain letter agreement dated as of April 14, 2011 executed by Original Borrower and Lender, and that certain Assumption and Modification Agreement (Long Form) dated as of even date herewith executed by Borrower and Lender.

“Loan Documents” are the documents defined as such in the Loan Agreement.

“One-Month LIBO Rate” is the rate of interest, rounded upward to the nearest whole multiple of one-hundredth of one percent (.01%), equal to the sum of: (a) three percent (3.00%) plus (b) the

Exhibit A — 1

Loan No. WB13991
rate of interest, rounded upward to the nearest whole multiple of one-sixteenth of one percent (.0625%), that is quoted by Lender from time to time as the London InterBank Offered Rate for deposits in U.S. Dollars, at approximately 9:00 a.m. (California time), for a period of 1 month (“One-Month Rate”), which rate is divided by one (1.00) minus the Reserve Percentage.

+
One-Month LIBO Rate = spread %		One-Month Rate (1 - Reserve Percentage)
“One-Month LIBO Rate Period” is the period of 1 month from the 1st Business Day of a calendar month to, but not including, the 1st Business Day of the next calendar month; provided, however, no One-Month LIBO Rate Period shall extend beyond the Maturity Date.

“One-Month LIBO Rate Portion” is the then outstanding principal balance of this Note which is subject to a One-Month LIBO Rate. In the event Borrower is subject to a principal amortization schedule under the terms and conditions of the Loan Documents, the One-Month LIBO Rate Portion shall in no event exceed the maximum outstanding principal balance which will be permissible on the last day of the One-Month LIBO Rate Period.

“One-Month Rate” is the rate of interest defined in the definition of “One-Month LIBO Rate” above.

“Regulatory Costs” are, collectively, future, supplemental, emergency or other changes in Reserve Percentages, assessment rates imposed by the FDIC, or similar requirements or costs imposed by any domestic or foreign governmental authority and related in any manner to a One-Month LIBO Rate.

“Replacement Rate” is, for any day, a fluctuating rate of interest equal to three percent (3.00%) plus the Federal Funds Rate plus 1.50%.

“Reserve Percentage” is at any time the percentage announced within Lender as the reserve percentage under Regulation D for loans and obligations making reference to the One-Month LIBO Rate. The Reserve Percentage shall be based on Regulation D or other regulations from time to time in effect concerning reserves for Eurocurrency Liabilities as defined in Regulation D from related institutions as though Lender were in a net borrowing position, as promulgated by the Board of Governors of the Federal Reserve System, or its successor.

“Taxes” are, collectively, all withholdings, interest equalization taxes, stamp taxes or other taxes (except income and franchise taxes) imposed by any domestic or foreign governmental authority and related in any manner to a One-Month LIBO Rate.

2.	EFFECTIVE RATE. Provided no Event of Default exists under this Note or under the Loan Agreement or under any other Loan Document, the “Effective Rate” upon which interest shall be calculated for this Note shall be the following:
2.1	Initial Disbursement; Subsequent Disbursements During Any Calendar Month. For the initial disbursement of principal under this Note, and for any subsequent disbursements of principal during any calendar month, the Effective Rate on such principal amount shall be the One-Month LIBO Rate on the date of disbursement as determined by Lender. Such Effective Rate shall apply to such principal amount from the date of disbursement through and including the date immediately preceding the 1st Business Day of the next calendar month. On the 1st Business Day of the next calendar month, any principal disbursed during the prior calendar month shall be added to (or

Exhibit A — 2

Loan No. WB13991
become)	the One-Month LIBO Rate Portion for purposes of calculation of the Effective Rate under Section 2.2 below.

2.2	Monthly Reset of One-Month LIBO Rate. Commencing with the 1st Business Day of the first calendar month after the initial disbursement of principal under this Note, and continuing thereafter on the 1st Business Day of each succeeding calendar month, the Effective Rate on the outstanding One-Month LIBO Rate Portion under this Note (i.e., all outstanding principal on such 1st Business Day) shall be reset to the One-Month LIBO Rate, as determined by Lender on each such 1st Business Day.

2.3	Intentionally Deleted.

2.4	If One-Month LIBO Rate Becomes Unavailable. In the event the One-Month LIBO Rate, for any reason, should become prohibited or unavailable to Lender, or, if in Lender’s good faith judgment, it is not possible or practical for Lender to set a One-Month LIBO Rate, THEN, the Effective Rate shall be the Replacement Rate.

2.5.	Post Maturity; Default Rate. From and after the Maturity Date or such earlier date on which an Event of Default exists under the Loan Agreement or any other Loan Document, then at the option of Lender, all sums owing on this Note shall bear interest at a rate per annum equal to the Event of Default Rate.
3.	TAXES, REGULATORY COSTS AND RESERVE PERCENTAGES. Upon Lender’s demand, Borrower shall pay to Lender, in addition to all other amounts which may be, or become, due and payable under this Note and Loan Documents, any and all Taxes and Regulatory Costs, to the extent they are not internalized by calculation of an Effective Rate. Further, at Lender’s option, the Effective Rate shall be automatically adjusted by adjusting the Reserve Percentage, as determined by Lender in its prudent banking judgment, from the date of imposition (or subsequent date selected by Lender) of any such Regulatory Costs. Lender shall give Borrower notice of any Taxes and Regulatory Costs as soon as practicable after their occurrence, but Borrower shall be liable for any Taxes and Regulatory Costs regardless of whether or when notice is so given.

4.	ONE-MONTH LIBO RATE PRICE ADJUSTMENT. Borrower acknowledges that prepayment or acceleration of a One-Month LIBO Rate Portion during a One-Month LIBO Rate Period shall result in Lender’s incurring additional costs, expenses and/or liabilities and that it is extremely difficult and impractical to ascertain the extent of such costs, expenses and/or liabilities. Therefore, on the date a One-Month LIBO Rate Portion is prepaid or the date all sums payable hereunder become due and payable, by acceleration or otherwise (“Price Adjustment Date”), Borrower will pay Lender (in addition to all other sums then owing to Lender) an amount (“One-Month LIBO Rate Price Adjustment”) equal to the then present value of (a) the amount of interest that would have accrued on the One-Month LIBO Rate Portion for the remainder of the One-Month LIBO Rate Period at the One-Month LIBO Rate set on the 1st Business Day of the month in which such amount is prepaid or becomes due, less (b) the amount of interest that would accrue on the same One-Month LIBO Rate Portion for the same period if the One-Month LIBO Rate were set on the Price Adjustment Date at the One-Month LIBO Rate in effect on the Price Adjustment Date. The present value shall be calculated by using as a discount rate the One-Month Rate quoted on the Price Adjustment Date.

By initialing this provision where indicated below, Borrower confirms that Lender’s agreement to make the loan evidenced by this Note at the interest rates and on the other terms set forth herein and in the other Loan Documents constitutes adequate and valuable consideration, given individual weight by Borrower, for this agreement.
          BORROWER INITIALS:

Exhibit A — 3

Loan No. WB13991
5.	PURCHASE, SALE AND MATCHING OF FUNDS. Borrower understands, agrees and acknowledges the following: (a) Lender has no obligation to purchase, sell and/or match funds in connection with the use of a One-Month Rate as a basis for calculating an Effective Rate or a One-Month LIBO Rate Price Adjustment; (b) a One-Month Rate is used merely as a reference in determining an Effective Rate or a One-Month LIBO Rate Price Adjustment; and (c) Borrower has accepted a One-Month Rate as a reasonable and fair basis for calculating an Effective Rate or a One-Month LIBO Rate Price Adjustment. Borrower further agrees to pay the One-Month LIBO Rate Price Adjustment, Taxes and Regulatory Costs, if any, whether or not Lender elects to purchase, sell and/or match funds.

6.	MISCELLANEOUS. As used in this Exhibit, the plural shall mean the singular and the singular shall mean the plural as the context requires.
This Exhibit is executed concurrently with and as part of the Note referred to and described first above.
“BORROWER”
COP-MONROE, LLC, a Florida limited liability company

By:	COP—ORL ONE, LLC, a Florida limited liability
company, its Manager

By:	Cornerstone Operating Partnership, L.P., a
Delaware limited partnership, its Manager

By:	CORNERSTONE CORE PROPERTIES
REIT, INC., a Maryland corporation, its
general partner

By:
Name:
Title:

COP-CARTER, LLC, a Florida limited liability company
By:	COP—ORL ONE, LLC, a Florida limited liability
company, its Manager

By:	Cornerstone Operating Partnership, L.P., a
Delaware limited partnership, its Manager

By:	CORNERSTONE CORE PROPERTIES
REIT, INC., a Maryland corporation, its
general partner

By:
Name:
Title:

Exhibit A — 4

Loan No. WB13991

COP-HANGING MOSS, LLC, a Florida limited liability company
By:	COP—ORL ONE, LLC, a Florida limited liability
company, its Manager

By:	Cornerstone Operating Partnership, L.P., a
Delaware limited partnership, its Manager

By:	CORNERSTONE CORE PROPERTIES
REIT, INC., a Maryland corporation, its
general partner

By:
Name:
Title:

COP-GOLDENROD, LLC, a Florida limited liability company
By:	COP—ORL ONE, LLC, a Florida limited liability
company, its Manager

By:	Cornerstone Operating Partnership, L.P., a
Delaware limited partnership, its Manager

By:	CORNERSTONE CORE PROPERTIES
REIT, INC., a Maryland corporation, its
general partner

By:
Name:
Title:

COP-SHOEMAKER, LLC, a Delaware limited liability company
By:	CORNERSTONE CORE PROPERTIES REIT, INC., a
Maryland corporation, its Manager

By:
Name:
Title:

Exhibit A — 5

Loan No. WB13991

COP-SOUTH INDUSTRIAL, LLC, a Delaware limited liability company
By:	CORNERSTONE CORE PROPERTIES REIT, INC.,
a Maryland corporation, its Manager

By:
Name:
Title:

Exhibit A — 6